Exhibit 99.1

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Introduction

As previously, disclosed, on May 11, 2016, Starwood Hotels & Resorts Worldwide, Inc. (“Starwood” or “we” or “our”) completed a series of transactions with Interval Leisure Group, Inc. (“ILG”) and certain of its subsidiaries involving our vacation ownership business (the “Vistana Vacation Ownership Business”).  Specifically, (a) we and certain of our subsidiaries engaged in a series of transactions in which certain assets and liabilities, including five hotels to be converted to vacation ownership properties, were (i) sold directly to subsidiaries of ILG or (ii) otherwise conveyed pursuant to an internal restructuring to Vistana Signature Experiences, Inc. (“Vistana”) or its subsidiaries, which resulted in the separation of the Vistana Vacation Ownership Business from our other businesses, (b) immediately after such separation, via spin-off we distributed the shares of Vistana common stock to our stockholders of record as of March 28, 2016 on a pro rata basis (the “Distribution”), and (c) immediately after the Distribution, Vistana merged with a subsidiary of ILG (“ILG Merger Sub”).  The holders of SLC Operating Limited Partnership units also received shares of Vistana common stock.  We refer to this series of transactions as the “Transactions.”

Upon the completion of the Transactions, Vistana became a wholly-owned subsidiary of ILG.  In addition, as a result of the Transactions, Starwood stockholders own approximately 55% of the outstanding shares of ILG on a fully-diluted basis, and the existing shareholders of ILG own approximately 45% of ILG on a fully-diluted basis.

Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are based on our historical audited consolidated financial statements and should be read in conjunction with those historical financial statements and accompanying notes. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014, and 2013 are presented as if the Transactions had occurred on January 1, 2013. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 is presented as if the Transactions had occurred on March 31, 2016.

Starwood has adjusted its historical consolidated financial statements to give pro forma effect to events that are (1) directly attributable to the Transactions, (2) factually supportable, and (3) for the pro forma statements of income, expected to have a continuing impact on Starwood’s results of operations.

Costs related to the Transactions (e.g., investment banker, advisory, legal, valuation, and other professional fees) are expensed as incurred. The pro forma balance sheet reflects the $23 million of costs related to the Transactions as accrued expenses with a corresponding decrease in retained earnings. We have not presented these costs in the pro forma statements of income because they will not have a continuing impact on the results of Starwood.

In connection with the Transactions, we expect to record a significant non-cash pre-tax impairment charge in the second quarter of 2016 resulting from the difference between the carrying value of our investment in the Vistana Vacation Ownership Business and the fair value of the consideration received at the transaction date, which is primarily based on the value of ILG common stock received by our stockholders and unitholders. We have not presented the impairment charge in the pro forma statements of income because it will not have a continuing impact on the results of Starwood.  In addition, we have not separately presented the impact of the impairment in the pro forma condensed consolidated balance sheet as it would not impact the balances reported in the Starwood Historical Adjusted column.

Both the distribution of the shares of Vistana common stock and merger of Vistana with ILG Merger Sub are expected to generally qualify as transactions that are tax-free for U.S. federal income tax purposes to our U.S. stockholders. The sale of certain assets and liabilities related to the Vistana Vacation Ownership Business and the distribution of Vistana common shares could be taxable to us, including as a result of events subsequent to the Transactions.  These events could include, but are not limited to, consummation of the proposed merger with Marriott International, Inc.  An estimate of the range of the potential tax liability, if any, that may result if the Transactions are taxable to us is not practicable at this time.  This potential tax liability, if any, could also be mitigated by payments from ILG under the tax matters agreement entered into by and among Starwood, Vistana and ILG in connection with the Transactions in certain circumstances.

The pro forma consolidated financial statements are provided for informational purposes only and are not necessarily indicative of what our financial position or results of operations would actually have been had the Transactions occurred on the dates indicated or what our future financial position or results of operations will be after giving effect to the completion of the Transactions.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2016

(In millions)

	Starwood Historical	Vistana Adjustments (a)	Transaction- Related Adjustments	Notes	Starwood Historical Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$1,180	$(33)	$121	(b)	$1,268
Restricted cash	68	(49)	—		19
Accounts receivable, net of allowance for doubtful accounts	671	(91)	—		580
Inventories	355	(340)	—		15
Securitized vacation ownership notes receivable net of allowance for doubtful accounts	31	(31)	—		—
Prepaid expenses and other	175	(52)	—		123
Total current assets	2,480	(596)	121		2,005
Investments	197	(14)	—		183
Plant, property and equipment, net	2,068	(456)	—		1,612
Goodwill and intangible assets, net	1,948	(162)	—		1,786
Deferred income taxes	757	(29)	(16)	(c)	712
Other assets	867	(428)	—		439
Securitized vacation ownership notes receivable, net	127	(127)	—		—
	$8,444	$(1,812)	$105		$6,737

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings and current maturities of long-term debt	$34	$—	$—		$34
Accounts payable	115	(15)	—		100
Current maturities of long-term securitized vacation ownership debt	45	(45)	—		—
Accrued expenses	1,399	(181)	23	(d)	1,241
Accrued salaries, wages and benefits	325	(29)	—		296
Accrued taxes and other	312	(21)	(16)	(c)	275
Total current liabilities	2,230	(291)	7		1,946
Long-term debt	2,318	—	—		2,318
Long-term securitized vacation ownership debt	111	(111)	—		—
Deferred income taxes	31	(9)	—		22
Other liabilities	2,407	(35)	—		2,372
Total liabilities	7,097	(446)	7		6,658

Commitments and contingencies
Stockholders’ equity:
Common stock	2	—	—		2
Additional paid-in capital	115	—	—		115
Accumulated other comprehensive loss	(645)	—	—		(645)
Retained Earnings	1,872	(1,366)	98	(b)(c)(d)	604
Total Starwood stockholders’ equity	1,344	(1,366)	98		76
Noncontrolling interest	3	—	—		3
Total equity	1,347	(1,366)	98		79
Total liabilities and stockholders’ equity	$8,444	$(1,812)	$105		$6,737

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2016

(In millions, except per share amounts)

	Starwood Historical	Vistana Adjustments (a)	Transaction- Related Adjustments	Notes	Starwood Historical Adjusted
Revenues
Owned, leased and consolidated joint venture hotels	$265	$(30)	$—		$235
Vacation ownership and residential sales and services	185	(184)	—		1
Management fees, franchise fees and other income	256	—	9	(e)	265
Other revenues from managed and franchised properties	698	(45)	8	(f)	661
	1,404	(259)	17		1,162

Costs and Expenses
Owned, leased and consolidated joint venture hotels	217	(18)	—		199
Vacation ownership and residential	142	(141)	—		1
Selling, general, administrative and other	86	—	—		86
Restructuring and other special charges (credits), net	39	(7)	—		32
Depreciation	62	(10)	—		52
Amortization	8	—	—		8
Other expenses from managed and franchised properties	698	(45)	8	(f)	661
	1,252	(221)	8		1,039
Operating income	152	(38)	9		123
Equity earnings and gains from unconsolidated ventures, net	12	—	—		12
Interest expense, net of interest income	(23)	2	(2)	(g)	(23)
Gain (loss) on asset dispositions and impairments, net	2	—	—		2
Income from continuing operations before taxes and noncontrolling interests	143	(36)	7		114
Income tax expense	(53)	20	(3)	(c)	(36)
Income from continuing operations	$90	$(16)	$4		$78

Earnings Per Share — Basic
Weighted average shares outstanding	167				167
Earnings per share	$0.54				$0.47

Earnings Per Share — Diluted
Weighted average shares outstanding	168				168
Earnings per share	$0.53				$0.46

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2015

(In millions, except per share amounts)

	Starwood Historical	Vistana Adjustments (a)	Transaction- Related Adjustments	Notes	Starwood Historical Adjusted
Revenues
Owned, leased and consolidated joint venture hotels	$1,293	$(101)	$—		$1,192
Vacation ownership and residential sales and services	687	(680)	—		7
Management fees, franchise fees and other income	1,047	—	37	(e)	1,084
Other revenues from managed and franchised properties	2,736	(181)	38	(f)	2,593
	5,763	(962)	75		4,876
Costs and Expenses
Owned, leased and consolidated joint venture hotels	1,005	(74)	—		931
Vacation ownership and residential	514	(508)	—		6
Selling, general, administrative and other	388	—	—		388
Restructuring and other special charges (credits), net	100	(28)	—		72
Depreciation	251	(39)	—		212
Amortization	29	—	—		29
Other expenses from managed and franchised properties	2,736	(181)	38	(f)	2,593
	5,023	(830)	38		4,231
Operating income	740	(132)	37		645
Equity earnings and gains from unconsolidated ventures, net	41	(1)	—		40
Interest expense, net of interest income	(111)	8	(5)	(g)	(108)
Gain (loss) on asset dispositions and impairments, net	(1)	(3)	—		(4)
Income from continuing operations before taxes and noncontrolling interests	669	(128)	32		573
Income tax expense	(180)	28	(13)	(c)	(165)
Income from continuing operations	$489	$(100)	$19		$408

Earnings Per Share — Basic
Weighted average shares outstanding	169				169
Earnings per share	$2.90				$2.42

Earnings Per Share — Diluted
Weighted average shares outstanding	170				170
Earnings per share	$2.88				$2.40

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2014

(In millions, except per share amounts)

	Starwood Historical	Vistana Adjustments (a)	Transaction- Related Adjustments	Notes	Starwood Historical Adjusted
Revenues
Owned, leased and consolidated joint venture hotels	$1,541	$(100)	$—		$1,441
Vacation ownership and residential sales and services	674	(642)	—		32
Management fees, franchise fees and other income	1,057	—	37	(e)	1,094
Other revenues from managed and franchised properties	2,711	(175)	37	(f)	2,573
	5,983	(917)	74		5,140
Costs and Expenses
Owned, leased and consolidated joint venture hotels	1,211	(81)	—		1,130
Vacation ownership and residential	497	(480)	—		17
Selling, general, administrative and other	402	(2)	—		400
Restructuring and other special charges (credits), net	(4)	1	—		(3)
Depreciation	254	(38)	—		216
Amortization	29	—	—		29
Other expenses from managed and franchised properties	2,711	(175)	37	(f)	2,573
	5,100	(775)	37		4,362
Operating income	883	(142)	37		778
Equity earnings and gains from unconsolidated ventures, net	27	(1)	—		26
Interest expense, net of interest income	(94)	12	(1)	(g)	(83)
Loss on early extinguishment of debt, net	(1)	—	—		(1)
Gain (loss) on asset dispositions and impairments, net	(33)	—	—		(33)
Income from continuing operations before taxes and noncontrolling interests	782	(131)	36		687
Income tax expense	(139)	52	(14)	(c)	(101)
Income from continuing operations	$643	$(79)	$22		$586

Earnings Per Share — Basic
Weighted average shares outstanding	185				185
Earnings per share	$3.49				$3.17

Earnings Per Share — Diluted
Weighted average shares outstanding	186				186
Earnings per share	$3.46				$3.15

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2013

(In millions, except per share amounts)

	Starwood Historical	Vistana Adjustments (a)	Transaction- Related Adjustments	Notes	Starwood Historical Adjusted
Revenues
Owned, leased and consolidated joint venture hotels	$1,612	$(93)	$—		$1,519
Vacation ownership and residential sales and services	924	(638)	—		286
Management fees, franchise fees and other income	965	—	38	(e)	1,003
Other revenues from managed and franchised properties	2,614	(167)	34	(f)	2,481
	6,115	(898)	72		5,289
Costs and Expenses
Owned, leased and consolidated joint venture hotels	1,292	(77)	—		1,215
Vacation ownership and residential	632	(477)	—		155
Selling, general, administrative and other	384	—	—		384
Restructuring and other special charges (credits), net	1	2	—		3
Depreciation	239	(35)	—		204
Amortization	28	—	—		28
Other expenses from managed and franchised properties	2,614	(167)	34	(f)	2,481
	5,190	(754)	34		4,470
Operating income	925	(144)	38		819
Equity earnings and gains from unconsolidated ventures, net	26	(2)	—		24
Interest expense, net of interest income	(100)	19	(1)	(g)	(82)
Gain (loss) on asset dispositions and impairments, net	(23)	—	—		(23)
Income from continuing operations before taxes and noncontrolling interests	828	(127)	37		738
Income tax expense	(263)	62	(14)	(c)	(215)
Income from continuing operations	$565	$(65)	$23		$523

Earnings Per Share — Basic
Weighted average shares outstanding	191				191
Earnings per share	$2.96				$2.74

Earnings Per Share — Diluted
Weighted average shares outstanding	193				193
Earnings per share	$2.92				$2.71

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The pro forma financial statements reflect the following adjustments for the Transactions:

(a)            Represents the historical assets and liabilities and results of operations of Vistana, as well as the operations and accounts of the five hotels transferred to subsidiaries of ILG in connection with the Transactions as recorded by Starwood, including the related tax effects.

(b)            Represents the approximately $123 million of cash that certain of our subsidiaries received in connection with the Transactions, less Starwood’s $2 million payment to ILG related to an employee deferred compensation plan.

(c)             Represents tax-related adjustments arising out of the Transactions. Starwood determined the income tax expense impact of the Transactions by applying an estimated statutory tax rate of 38.5% to the related pro forma adjustments.  Starwood estimated the impact to accrued income taxes and deferred income taxes for events occurring after the balance sheet date through the date of the Transactions, where practicable.

(d)         Represents an accrual for additional transaction costs that Starwood had not yet incurred at March 31, 2016 in connection with the Transactions.

(e)          Represents the fixed and variable components of the license fees that Starwood expects to receive from Vistana pursuant to agreements executed with Vistana and ILG in connection with the Transactions.  Under the terms of these agreements, Vistana will pay Starwood an annual base license fee of $30 million, which is adjusted every five years for inflation, compounded annually.  In addition, Vistana has agreed to pay Starwood a variable license fee equal to two percent of the gross sales of vacation ownership interests that are identified with or use the Starwood brands.

(f)           Represents cost reimbursements for salaries, wages, and benefits and reservations, marketing, and other centralized services related to the five hotels and the Vistana vacation ownership properties included in the Transactions.  In connection with the Transactions, Vistana and its affiliates have agreed to reimburse Starwood for certain of those expenses at cost with no added margin.

(g)          Represents the reversal of capitalized interest expense related to construction of vacation ownership inventory.